Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report of Champion Enterprises, Inc. (the “Company”) on Form 10-Q for the period ending April 3, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Albert A. Koch, Chief Executive Officer of the Company, and Phyllis A. Knight, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ALBERT A. KOCH

Albert A. Koch
Chief Executive Officer
Champion Enterprises, Inc.
April 30, 2004

/s/ PHYLLIS A. KNIGHT

Phyllis A. Knight
Chief Financial Officer
Champion Enterprises, Inc.
April 30, 2004